CORNERCAP GROUP OF FUNDS

Supplement dated May 31, 2010

To the Prospectus dated July 29, 2009

Effective July 29, 2010, the CornerCap Contrarian Fund will change its name to the CornerCap Large/Mid-Cap Value Fund.  The CornerCap Large/Mid-Cap Value Fund (the “Fund”) will maintain the same investment objective as the CornerCap Contrarian Fund:  to obtain long-term capital appreciation.   Under normal market conditions, the Fund will invest 80% or more of its assets in equity securities of mid- and large-cap stocks that the adviser believes are attractively valued relative to their growth potential.  Mid-cap stocks are those stocks with a market capitalization of at least $2 billion, but no more than $5 billion.  Large-cap stocks are those stocks with a market capitalization of at least $5 billion.